UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21770
SunAmerica Focused Alpha Growth Fund, Inc.

(Exact name of registrant as specified in charter)
Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311

(Address of principal executive offices)           (Zip code)
John T. Genoy
Senior Vice President
SunAmerica Asset Management Corp.
Harborside Financial Center,
3200 Plaza 5
Jersey City, NJ 07311

(Name and address of agent for service)
Registrant’s telephone number, including area code: (201) 324-6414
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010

Item 1.	Reports to Stockholders

ANNUAL REPORT 2010

SUNAMERICA

Focused Alpha Growth Fund (FGF)

Thomas F. Marsico

MARSICO
CAPITAL MANAGEMENT, LLC

Ronald Baron

BARON

SunAmerica
Mutual Funds

ANNUAL REPORT 2010 SUNAMERICA Focused Alpha Growth Fund (FGF) Thomas F. Marsico Ronald Baron

INFORMATION REGARDING THE FUND’S DISTRIBUTION POLICY

The SunAmerica Focused Alpha Growth Fund, Inc. (the “Fund”) has established a dividend distribution policy (the “Distribution Policy”) pursuant to which the Fund makes a level dividend distribution each quarter to shareholders of its common stock (after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares) at a rate that is based on a fixed amount per share as determined by the Board of Directors of the Fund (the “Board”), subject to adjustment in the fourth quarter, as necessary, so that the Fund satisfies the minimum distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). As of the most recent quarterly dividend distribution paid on December 30, 2010, the fixed amount of the quarterly dividend distribution was $0.05 per share. Pursuant to an exemptive order (the “Order”) issued to the Fund by the Securities and Exchange Commission (“SEC”) on February 3, 2009, the Fund may distribute long-term capital gains more frequently than the limits provided in Section 19(b) under the Investment Company Act of 1940, as amended (the “1940 Act”) and Rule 19b-1 thereunder. Therefore, dividend distributions paid by the Fund during the year may include net income, short-term capital gains, long-term capital gains and/or return of capital. If the total distributions made in any calendar year exceed investment company taxable income and net capital gains, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gains (assuming the shares are held as capital assets). A return of capital represents a return of a shareholder’s investment in the Fund and should not be confused with “yield,” “income” or “profit.” Shareholders will receive a notice with each dividend distribution, if required by Section 19(a) under the 1940 Act, estimating the sources of such dividend distribution and providing other information required by the Order. Investors should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Distribution Policy.

The Board has the right to amend, suspend or terminate the Distribution Policy at any time without prior notice to shareholders. The Board might take such action, for example, if the Distribution Policy had the effect of decreasing the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. An amendment, suspension or termination of the Distribution Policy could have a negative effect on the Fund’s market price per share which, in turn could create or widen a trading discount. Please see Note 2 to the financial statements included in this report for additional information regarding the Distribution Policy.

The Fund is also subject to investment and market risk. An economic downturn could have a material adverse effect on its investments and could result in the Fund not achieving its investment or distribution objectives, which may affect the distribution. Please refer to the prospectus for a fuller description of the Fund’s risks.

December 31, 2010	ANNUAL REPORT

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

SunAmerica Focused Alpha Growth Fund (FGF)

             Table of Contents

SHAREHOLDERS’ LETTER	1

STATEMENT OF ASSETS AND LIABILITIES	5

STATEMENT OF OPERATIONS	6

STATEMENT OF CHANGES IN NET ASSETS	7

FINANCIAL HIGHLIGHTS	8

PORTFOLIO OF INVESTMENTS	9

NOTES TO FINANCIAL STATEMENTS	11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	16

BOARD OF DIRECTORS APPROVAL OF INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS	17

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN	21

RESULTS OF ANNUAL SHAREHOLDER MEETING	22

TENDER OFFERS	23

DIRECTORS AND OFFICERS INFORMATION	24

SHAREHOLDER TAX INFORMATION	26

December 31, 2010	ANNUAL REPORT

Shareholders’ Letter — (unaudited)

Dear Shareholders:

We are pleased to present this annual report for the SunAmerica Focused Alpha Growth Fund (the “Fund”) covering a 12-month period that was characterized by rather high volatility and significant fluctuation in investor sentiment but that, due primarily to advances made during the second half of 2010, ended with solid double-digit gains for a second consecutive year.

For the year ended December 31, 2010, the Fund’s total return based on net asset value (NAV) was 32.19%. The Fund’s benchmark, the Russell 3000® Growth Index1, returned 17.64% for the same period. The Fund’s total return based on market price was 29.61% during the annual period. As of December 31, 2010, the Fund’s NAV was $19.55, and its market price was $17.54.

The performance of the U.S. equity markets was, to say the least, an uneven ride during the 12 months ended December 31, 2010. U.S. equities began 2010 with their strongest start in over a decade, supported primarily by improving news around the economic recovery and strong corporate earnings overall. Investor sentiment turned sharply in late April, and the U.S. equity market broke a four-quarter winning streak with a sharp drop in the second quarter that erased gains from the previous quarter and sent most major equity indices into negative territory for the first half of the annual period. Investors had become somewhat skeptical of the sustainability of the recovery. Further, worries about the sovereign debt crises in Greece and peripheral Europe, fears of government policy tightening in China that might start to cool economic growth there, and announcements regarding U.S. financial regulation reform combined to renew concerns about global economic growth. In May, a technological problem led to the equity market’s biggest drop ever as measured on an intra-day basis. The “flash crash,” as it came to be known, further shook investor confidence.

Most of the major U.S. equity indices subsequently enjoyed their best monthly gains in a year during July due in large part to the stabilization of global markets. Then, in August, fears of a double-dip recession dominated and jobs data indicated there may be some waning momentum in the U.S. labor market. The U.S. equity market declined. By the end of the summer, there was increasing realization that the Federal Reserve Board (the “Fed”) would take action. Fed Chair Ben Bernanke delivered a speech on August 27th at a Fed gathering in Jackson Hole, Wyoming, suggesting that the Fed could reduce interest rates by introducing another round of quantitative easing, termed QE2. This, together with data indicating a re-acceleration of the U.S. economy and a soft landing for the Chinese economy at a rather high level of Gross Domestic Product (GDP) growth, quelled concerns about global demand. Numerous corporate earnings reports that indicated profitability in line with or better than consensus estimates further helped drive a strong September/October rally. Despite U.S. midterm election results that were perceived to be favorable for capital markets and the formal announcement by the Fed of QE2, which would involve the Fed’s purchase of $600 billion of U.S. Treasury securities by mid-2011, November ended with slight losses. The U.S. equity market then capped 2010 on a note of optimism, reflecting positive data points in December, including robust retail sales figures and strong increases in purchasing and manufacturing surveys. Further, the Bush-era tax cuts were extended.

For the year as a whole, economically-sensitive, cyclical sectors within the Russell 3000® Growth Index—including consumer discretionary, industrials and materials—led returns. More traditionally defensive sectors, such as utilities and health care, lagged. From a capitalization perspective, small-cap companies and mid-cap companies performed best, followed at some distance by large-cap companies. Growth stocks outpaced value stocks across the capitalization spectrum.

As you know, the Fund brings together two well-known equity managers, blending large and small/mid-cap growth investing. Marsico Capital Management LLC (“Marsico”) and BAMCO Inc. (“BAMCO”) each contribute stock picks to the Fund’s portfolio. Marsico emphasizes large-cap growth investing, while BAMCO focuses on small/mid-cap growth opportunities.

Clearly, maintaining a long-term perspective is a basic tenet of effective investing for both managers and investors at all times. We continue to believe that equity investments are an important component of a long-term diversified investment plan.

On the following pages, you will find a brief discussion from each of the Fund’s managers regarding the Fund’s annual results. You will also find the financial statements and portfolio information for the Fund for the annual period ended December 31, 2010.

Shareholders’ Letter — (unaudited) — (continued)

We value your ongoing confidence in us and look forward to serving your investment needs in the future.

Sincerely,

Peter A. Harbeck
President & CEO
SunAmerica Asset Management Corp.

Past performance is no guarantee of future results.

[1]	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index consists of the 3,000 largest U.S. companies based on total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

Below, Tom Marsico, portfolio manager at Marsico Capital Management, LLC, discusses Marsico’s portion of the Fund’s performance during the reporting period. Marsico manages the large-cap growth portion of the Fund’s portfolio.

In keeping with our focused investing strategy, strong stock selection enabled our portion of the Fund (Net) to outperform the Russell 3000® Growth Index, the Fund’s benchmark index, during the annual period.

Stock selection in the consumer discretionary sector contributed most to results. Within the sector, positions in travel services company priceline.com, Internet retailer Amazon.com, hotel/casino operator Wynn Resorts and global fast food purveyor McDonald’s were particularly strong performers. A select holding in information technology, specifically computer and personal electronic device manufacturer Apple, was also a top individual contributor. A position in engine manufacturer Cummins of the industrials sector was another source of outperformance in 2010. Conversely, stock selection in the software and services industry of the information technology sector detracted from performance during the annual period. In particular, positions in credit card processor Visa and Internet search and advertising company Google hindered Fund performance. Select holdings in the financials sector also hurt this portion of the Fund’s results. Capital markets firms Goldman Sachs Group and JPMorgan Chase generated positive absolute return during the annual period but significantly lagged the sector within the Russell 3000® Growth Index and thus detracted from the Fund’s relative results.

Although sector allocation is not a consideration in our portfolio construction but rather a residual of our stock selection process, our portion of the Fund (Net) did benefit during the annual period from its overweighted position in the strongly performing consumer discretionary sector. Our portion of the Fund also benefited from maintaining underweighted exposures to the weaker health care and financials sectors. These benefits were only partially offset by the detracting effect of having an underweighted position in the strongly performing industrials sector and an overweighted allocation to the weaker information technology sector.

Below, Ron Baron, portfolio manager at BAMCO, Inc., discusses BAMCO’s portion of the Fund’s performance during the reporting period. BAMCO manages the small/mid-cap portion of the Fund’s portfolio.

Our portion of the Fund (Net) outperformed the Russell 3000® Growth Index, the Fund’s benchmark index, during the annual period. At BAMCO, we look for companies with visionary leaders that are separating themselves from competitors through efficient operations, strong balance sheets, unique assets or properties and, in many cases, innovative and game-changing technology. Given our focused, bottom-up stock selection process, it comes as no surprise that most of the Fund’s outperformance was due to effective stock selection. The Fund’s investments in stocks with betas2 modestly higher than the equity market overall contributed to the vast majority of performance for the year. These stocks significantly outperformed the Russell 3000® Growth Index, benefiting from improving investor confidence in the last several months of the annual period.

Despite a weak health care sector overall, one of the largest positions in our portion of the Fund, Edwards Lifesciences, a leading manufacture of tissue heart valves, was the most significant contributor to relative results during the annual period. In addition to solid operating results, unique products and competitive advantages, the company’s Partner trial exceeded expectations. In energy, shares of oil and gas exploration and production company Concho Resources rose substantially, driven by rising oil prices, improving operational performance and a well-timed acquisition. The Fund’s only holding in the information technology sector, FactSet Research Systems, an application software company, positively impacted Fund performance. So, too, did the Fund’s sole position in utilities, ITC Holdings, an independent electricity transmission company. In consumer discretionary, the best individual performers among the Fund’s holdings were athletic retailers Under Armour and Dick’s Sporting Goods. The Fund’s investments in hotels and resorts also contributed meaningfully. However, shares of post-secondary education provider DeVry declined during the annual period. DeVry was the only investment to detract from our portion of the Fund’s relative results for the year.

Exposure to any given sector is a direct result of our stock selection process. That said, our portion of the Fund’s relatively larger exposure to the consumer discretionary sector than the Russell 3000® Growth Index bolstered relative results, as consumer discretionary was the strongest performing sector in the benchmark index during the annual period. Also, having a significantly lower exposure to the weaker information technology sector than the benchmark index added to relative performance. At the same time, an investment in application software, one of the strongly performing industries within the information technology sector, helped. An allocation to utilities, the weakest performing sector within the Russell 3000® Growth Index during the annual period and the only to generate a negative return, detracted.

[2]	Beta is a measure of sensitivity to market movements. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

Securities listed may or may not be part of current portfolio construction.

Investors should carefully consider the SunAmerica Focused Alpha Growth Fund’s investment objectives, strategies, risks, charges and expenses before investing. The Fund should be considered as only one element of a complete investment program. The Fund’s equity exposure and derivative investments involve special risks. An investment in this Fund should be considered speculative. There is no assurance that the Fund will achieve its investment objectives. The Fund is actively managed and its portfolio composition will vary. Investing in the Fund is subject to several risks, including: Non-Diversified Status Risk, Growth and Value Stock Risk, Key Adviser Personnel Risk, Investment and Market Risk, Issuer Risk, Foreign Securities Risk, Emerging Markets Risk, Income Risk, Hedging Strategy Risk, Derivatives Risk, Preferred Securities Risk, Debt Securities Risk, Small and Medium Capitalization Company Risk, Leverage Risk, Liquidity Risk, Market Price of Shares Risk, Management Risk, Anti-Takeover Provisions Risk, Portfolio Turnover Risk and Non-Investment Grade Securities Risk. The price of shares of the Fund traded on the New York Stock Exchange will fluctuate with market conditions and may be worth more or less than their original offering price. Shares of closed-end funds often trade at a discount to their net asset value, but may also trade at a premium.

SunAmerica Focused Alpha Growth Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES — December 31, 2010

ASSETS:
Investments at value (unaffiliated)*	$278,733,561
Receivable for:
Dividends and interest	442,024
Prepaid expenses and other assets	8,586

Total assets	279,184,171

LIABILITIES:
Payable for:
Investment advisory and management fees	233,208
Administration fees	9,328
Directors’ fees and expenses	2,846
Other accrued expenses	257,316
Due to custodian	171,771

Total liabilities	674,469

Net Assets	$278,509,702

NET ASSETS REPRESENTED BY:
Common stock, $0.001 par value (200,000,000 shares authorized)	$14,249
Additional paid-in capital	228,873,031

228,887,280
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(46,486,328)
Unrealized appreciation (depreciation) on investments	96,108,750

Net Assets	$278,509,702

NET ASSET VALUES:
Net assets	$278,509,702
Shares outstanding	14,248,665
Net asset value per share	$19.55

*Cost
Investments (unaffiliated)	$182,624,811

See Notes to Financial Statements

SunAmerica Focused Alpha Growth Fund, Inc.
STATEMENT OF OPERATIONS — For the year ended December 31, 2010

INVESTMENT INCOME:
Dividends (unaffiliated)	$4,116,474
Interest (unaffiliated)	1,883

Total investment income	4,118,357

EXPENSES:
Investment advisory and management fees	3,185,424
Administration fees	127,417
Transfer agent fees and expenses	23,852
Custodian and accounting fees	75,345
Reports to shareholders	106,079
Audit and tax fees	35,553
Legal fees	174,727
Directors’ fees and expenses	72,574
Other expenses	136,057

Total expenses before custody credits	3,937,028
Custody credits earned on cash balances	(48)
Fees paid indirectly (Note 4)	(11,798)

Net expenses	3,925,182

Net investment income (loss)	193,175

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments (unaffiliated)	60,230,486
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	26,986,131

Net realized and unrealized gain (loss) on investments	87,216,617

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$87,409,792

See Notes to Financial Statements

SunAmerica Focused Alpha Growth Fund, Inc.
STATEMENT OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	December 31, 2010	December 31, 2009

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$193,175	$(351,514)
Net realized gain (loss) on investments	60,230,486	(40,672,678)
Net unrealized gain (loss) on investments	26,986,131	119,266,896

Net increase (decrease) in net assets resulting from operations	87,409,792	78,242,704

Distributions to shareholders from:
Net investment income	(193,175)	—
Net realized gain on investments(1)	(3,572,544)	—
Return of capital	—	(7,124,332)

Total distributions to shareholders	(3,765,719)	(7,124,332)

Capital share transactions:
Cost of 6,106,571 and 0 shares purchased through a tender offer (Note 8)(2)	(109,887,787)	—

Total increase (decrease) in net assets	(26,243,714)	71,118,372
NET ASSETS:
Beginning of period	304,753,416	233,635,044

End of period†	$278,509,702	$304,753,416

† Includes accumulated undistributed net investment income (loss)	$—	$—

(1)	The total distributions for the calendar year exceeded investment company taxable income and net capital gains and resulted in an excess distributed amount to be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits (see Note 2).

(2)	Includes expenses associated with the in-kind tender offer.

See Notes to Financial Statements

SunAmerica Focused Alpha Growth Fund, Inc.
FINANCIAL HIGHLIGHTS

	For the		For the	For the	For the	For the
	year ended		year ended	year ended	year ended	year ended
	December 31, 2010		December 31, 2009	December 31, 2008	December 31, 2007	December 31, 2006
Net Asset Value, Beginning of Period	$14.97		$11.48	$21.04	$21.68	$19.59
Investment Operations:
Net investment income (loss)@	0.01		(0.02)	(0.05)	0.01	0.01
Net realized and unrealized gain (loss) on investments	4.65		3.86	(8.26)	2.66	3.28

Total from investment operations	4.66		3.84	(8.31)	2.67	3.29

Distributions From:
Net investment income	(0.01)		—	—	(0.01)	(0.01)
Net realized gains on investments	(0.19	)(4)	—	—	(2.53)	(0.62)
Return of capital	—		(0.35)	(1.25)	(0.77)	(0.57)

Total distributions	(0.20)		(0.35)	(1.25)	(3.31)	(1.20)
Capital Share Transactions:
NAV accretion resulting from shares tendered	0.12	(5)	—	—	—	—

Net Asset Value, End of Period	$19.55		$14.97	$11.48	$21.04	$21.68

Net Asset Value Total Return(1)#	32.19%		34.50%	(41.07)%	12.67%	17.37%
Market Value, End of Period	$17.54		$13.71	$9.55	$18.92	$19.74
Market Value Total Return(2)#	29.61%		48.35%	(44.75)%	13.20%	23.65%
Ratios/Supplemental Data:
Net Assets, end of period ($000’s)	$278,510		$304,753	$233,635	$428,277	$441,335
Ratio of expenses to average net assets(3)	1.25%		1.22%	1.17%	1.14%	1.16%
Ratio of net investment income (loss) to average net assets(3)	0.06%		(0.14)%	(0.29)%	0.03%	0.04%
Portfolio turnover rate	70%		72%	89%	51%	55%

@	Calculated based upon average shares outstanding
#	Total return is not annualized.
(1)	Based on net asset value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at NAV on the ex-dividend date.
(2)	Based on market value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
(3)	Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have remained the same.
(4)	The total distributions for the calendar year exceeded investment company taxable income and net capital gains and resulted in an excess distributed amount to be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits (see Note 2).
(5)	See Note 8.

See Notes to Financial Statements

SunAmerica Focused Alpha Growth Fund, Inc.
PORTFOLIO PROFILE — December 31, 2010 — (unaudited)

Industry Allocation*
Oil Companies-Exploration & Production	8.7%
E-Commerce/Services	7.2
E-Commerce/Products	6.9
Computers	6.4
Casino Hotels	6.3
Diversified Minerals	6.1
Engines-Internal Combustion	5.5
Internet Content-Information/News	4.7
Retail-Restaurants	4.6
Commercial Services-Finance	3.7
Medical Instruments	3.6
Metal-Diversified	3.6
Enterprise Software/Service	3.6
Retail-Sporting Goods	3.4
Electric-Transmission	3.3
Soap & Cleaning Preparation	2.4
Transport-Services	2.4
Distribution/Wholesale	2.0
Medical-Hospitals	2.0
Hotels/Motels	1.9
Decision Support Software	1.6
Insurance-Property/Casualty	1.6
Schools	1.6
Apparel Manufacturers	1.5
Diagnostic Kits	1.5
Oil-Field Services	1.4
Multimedia	1.3
Investment Management/Advisor Services	0.8
Time Deposit	0.5

100.1%

*	Calculated as a percentage of net assets

SunAmerica Focused Alpha Growth Fund, Inc.
PORTFOLIO OF INVESTMENTS — December 31, 2010

		Value
Security Description	Shares	(Note 2)

COMMON STOCK — 99.6%
Apparel Manufacturers — 1.5%
Under Armour, Inc., Class A†	78,000	$4,277,520

Casino Hotels — 6.3%
Wynn Resorts, Ltd.	167,619	17,405,557

Commercial Services-Finance — 3.7%
Morningstar, Inc.	74,483	3,953,558
Verisk Analytics, Inc., Class A†	187,182	6,379,162

		10,332,720

Computers — 6.4%
Apple, Inc.†	55,194	17,803,377

Decision Support Software — 1.6%
MSCI, Inc., Class A†	113,301	4,414,207

Diagnostic Kits — 1.5%
IDEXX Laboratories, Inc.†	61,413	4,251,008

Distribution/Wholesale — 2.0%
Fastenal Co.	94,691	5,672,938

Diversified Minerals — 6.1%
BHP Billiton PLC ADR	210,884	16,976,162

E-Commerce/Products — 6.9%
Amazon.com, Inc.†	107,094	19,276,920

E-Commerce/Services — 7.2%
priceline.com, Inc.†	50,058	20,000,674

Electric-Transmission — 3.3%
ITC Holdings Corp.	150,470	9,326,131

Engines-Internal Combustion — 5.5%
Cummins, Inc.	138,228	15,206,462

Enterprise Software/Service — 3.6%
Oracle Corp.	317,468	9,936,748

Hotel/Motels — 1.9%
Hyatt Hotels Corp., Class A†	113,301	5,184,654

Insurance-Property/Casualty — 1.6%
Arch Capital Group, Ltd.†	50,070	4,408,663

Internet Content-Information/News — 4.7%
Baidu, Inc. ADR†	136,141	13,141,691

Investment Management/Advisor Services — 0.8%
Eaton Vance Corp.	76,313	2,306,942

Medical Instruments — 3.6%
Edwards Lifesciences Corp.†	125,000	10,105,000

Medical-Hospitals — 2.0%
Community Health Systems, Inc.†	150,470	5,623,064

Metal-Diversified — 3.6%
Molycorp, Inc.†	200,000	9,980,000

Multimedia — 1.3%
FactSet Research Systems, Inc.	38,848	3,642,388

Oil Companies-Exploration & Production — 8.7%
Anadarko Petroleum Corp.	239,997	18,278,171
Concho Resources, Inc.†	67,000	5,873,890

		24,152,061

Oil-Field Services — 1.4%
CARBO Ceramics, Inc.	38,848	4,022,322

Retail-Restaurants — 4.6%
McDonald’s Corp.	166,743	12,799,193

Retail-Sporting Goods — 3.4%
Dick’s Sporting Goods, Inc.†	250,000	9,375,000

Schools — 1.6%
DeVry, Inc.	91,004	4,366,372

Soap & Cleaning Preparation — 2.4%
Church & Dwight Co., Inc.	98,380	6,790,188

Transport-Services — 2.4%
Expeditors International of Washington, Inc.	120,652	6,587,599

Total Long-Term Investment Securities
(cost $181,256,811)		277,365,561

SHORT-TERM INVESTMENT SECURITIES — 0.5%
Time Deposit — 0.5%
Euro Time Deposit with State Street Bank and Trust Co. 0.01% due 01/03/11 (cost $1,368,000)	$1,368,000	1,368,000

TOTAL INVESTMENTS (cost $182,624,811)(1)	100.1%	278,733,561
Liabilities in excess of other assets	(0.1)	(223,859)

NET ASSETS	100.0%	$278,509,702

†	Non-income producing security

(1)	See Note 6 for cost of investments on a tax basis.

ADR — American Depository Receipt

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010 (See Note 2):

		Level 2 —	Level 3 —
	Level 1 —	Other	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total

ASSETS:

Long-Term Investment Securities:

Common Stock:

Casino Hotels	$17,405,557	$—	$—	$17,405,557

Computers	17,803,377	—	—	17,803,377

Diversified Minerals	16,976,162	—	—	16,976,162

E-Commerce/Products	19,276,920	—	—	19,276,920

E-Commerce/Services	20,000,674	—	—	20,000,674

Engines-Internal Combustion	15,206,462	—	—	15,206,462

Oil Companies-Exploration & Production	24,152,061	—	—	24,152,061

Other Industries*	146,544,348	—	—	146,544,348

Short-Term Investment Securities:

Time Deposit	—	1,368,000	—	1,368,000

Total	$277,365,561	$1,368,000	$—	$278,733,561

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

See Notes to Financial Statements

SunAmerica Focused Alpha Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — December 31, 2010

Note 1.	Organization of the Fund

SunAmerica Focused Alpha Growth Fund, Inc. (the “Fund”) is a non-diversified closed-end management investment company. The Fund’s shares are traded on the New York Stock Exchange (“NYSE”) under the ticker symbol FGF. The Fund was organized as a Maryland corporation on May 18, 2005 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Fund sold 5,236 of its common stock shares (“Shares”) on July 18, 2005 to SunAmerica Asset Management Corp. (the “Adviser” or “SunAmerica”). Investment operations commenced on July 29, 2005 upon settlement of the sale of 18,500,000 Shares in the amount of $353,350,000 (net of underwriting fees and expenses of $16,650,000). In addition, on August 25, 2005 and September 13, 2005, respectively, the Fund issued 1,200,000 and 650,000 Shares in the amount of $22,920,000 and $12,415,000 (net of underwriting fees and expenses of $1,080,000 and $585,000) in conjunction with the exercise of the underwriters’ over-allotment option. SunAmerica paid certain organizational expenses of the Fund and the offering costs of the Fund to the extent they exceeded $.04 per share of the Fund’s common stock.

The Fund’s investment objective is to provide growth of capital. The Fund seeks to pursue this objective by employing a concentrated stock picking strategy in which the Fund, through subadvisers selected by the Adviser, actively invests primarily in a small number of equity securities (i.e. common stocks) and to a lesser extent equity-related securities (i.e., preferred stocks, convertible securities, warrants and rights) primarily in the U.S. markets.

Indemnifications: The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising out of the performance of their duties to the Fund. In addition, pursuant to Indemnification Agreements between the Fund and each of the current directors who is not an “interested person,” as defined in Section 2(a)(19) of the 1940 Act, of the Fund (collectively, the “Disinterested Directors”), the Fund provides the Disinterested Directors with a limited indemnification against liabilities arising out of the performance of their duties to the Fund, whether such liabilities are asserted during or after their service as directors. In addition, in the normal course of business the Fund enters into contracts that contain the obligation to indemnify others. The Fund’s maximum exposure under these arrangements is unknown. Currently, however, the Fund expects the risk of loss to be remote.

Note 2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates and those differences could be significant. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges for which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Directors (the “Board” or the “Directors”) to reflect what it believes to be the fair value of the

SunAmerica Focused Alpha Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — December 31, 2010 — (continued)

securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

The various inputs that may be used to determine the value of the Fund’s investments are summarized into three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Directors, etc.)

Level 3 — Significant unobservable inputs (includes inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the inputs used to value the Fund’s net assets as of December 31, 2010 are reported on a schedule following the Portfolio of Investments.

Repurchase Agreements: For repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis, plus accrued interest, to ensure that the value at the time the agreement is entered into is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2010, the Fund did not enter into any repurchase agreements.

Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is accrued daily from settlement date, except when collection is not expected. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains at various rates. Interest earned on cash balances held at the custodian are shown as custody credits on the Statement of Operations.

The Fund has adopted a distribution policy (the “Distribution Policy”) under which the Fund will pay level quarterly dividend distributions, subject to an adjusting dividend distribution in the fourth quarter as described below. The Distribution Policy and the dividend distribution rate may be terminated or modified at any time. The Fund intends to pay a level quarterly amount in each of the first three quarters of the calendar year and increase, if necessary, the amount payable for the fourth quarter to an amount expected to satisfy the minimum distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Each quarter the Board will review the amount of any potential dividend distribution and the

SunAmerica Focused Alpha Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — December 31, 2010 — (continued)

income, capital gains and capital available. The Securities and Exchange Commission (the “SEC”) issued an order to the Fund and SunAmerica granting exemptive relief from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder, to permit the Fund to make multiple long-term capital gains distributions per year under the Distribution Policy. A portion of the dividend distribution may be treated as ordinary income (derived from short-term capital gains) and qualifying dividend income for individuals. If the total distributions made in any calendar year exceed investment company taxable income and net capital gains, such excess distributed amounts would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distributions would constitute capital gains (assuming the shares are held as capital assets). A return of capital represents a return of a shareholder’s investment in the Fund and should not be confused with “yield,” “income” or “profit.” The final determination of the source of all dividend distributions in 2010 will be made after year-end. The payment of dividend distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The Distribution Policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The Distribution Policy may, under certain circumstances, result in the amounts of taxable distributions to exceed the levels required to be distributed under the Code (i.e., to the extent the Fund has capital losses in any taxable year, such losses may be carried forward to reduce the amount of capital gains required to be distributed in future years; if distributions in a year exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carryforwards reduce the required amount of capital gains in that year). The Fund’s Board has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Dividend Distribution Policy could have a negative effect on the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment policy) must adjust the cost basis to the extent that a dividend distribution contains a nontaxable return of capital. Investors should consult their tax adviser regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

The Fund intends to comply with the requirements of the Code, applicable to regulated investment companies and distribute all of its taxable income, including any capital gains, to its shareholders. Therefore, no federal tax provisions are required. The Fund files U.S. federal and certain state income tax returns. With few exceptions, the Fund is no longer subject to U.S. federal and state examinations by tax authorities for tax years ending before 2007.

Note 3.	Investment Advisory and Management Agreement

Pursuant to its Investment Advisory and Management Agreement (“Advisory Agreement”) with the Fund, SunAmerica manages the affairs of the Fund, and selects, supervises and compensates the subadvisers to manage the Fund’s assets. SunAmerica monitors the compliance of the subadvisers with the investment objective and related policies of the Fund, reviews the performance of the subadvisers, and reports periodically on such performance to the Directors. Pursuant to the Advisory Agreement, the Fund will pay SunAmerica a monthly fee at the annual rate of 1.00% of the average daily total assets of the Fund.

SunAmerica has engaged Marsico Capital Management, LLC (“Marsico”), an independently owned investment management firm, and BAMCO, Inc. (“BAMCO”), a wholly-owned subsidiary of Baron Capital Group, Inc., as subadvisers to the Fund (the “Subadvisers”) to manage the investment and reinvestment of the Fund’s assets. Pursuant to the subadvisory agreements (“Subadvisory Agreements”) among SunAmerica, the Fund and Marsico and BAMCO, respectively, Marsico and BAMCO select the investments made by the Fund. Marsico manages the large-cap portion of the Fund and is entitled to receive a fee at the annual rate of 0.40% of the Fund’s average daily total assets allocated to Marsico. BAMCO manages the small-and mid-cap portion of the Fund and is entitled to receive a fee at the annual rate of 0.60% of the Fund’s average daily total assets allocated to BAMCO. Each subadviser is paid by SunAmerica and not the Fund.

SunAmerica Focused Alpha Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — December 31, 2010 — (continued)

SunAmerica serves as administrator to the Fund. Under the Administrative Services Agreement, SunAmerica is responsible for performing or supervising the performance by others of administrative services in connection with the operations of the Fund, subject to the supervision of the Fund’s Board. SunAmerica will provide the Fund with administrative services, regulatory reporting, all necessary office space, equipment, personnel and facilities for handling the affairs of the Fund. SunAmerica’s administrative services include recordkeeping, supervising the activities of the Fund’s custodian and transfer agent, providing assistance in connection with the Directors’ and shareholders’ meetings and other administrative services necessary to conduct the Fund’s affairs. For its services as administrator, SunAmerica is paid a monthly fee at the annual rate of 0.04% of the Fund’s average daily total assets.

On September 22, 2008, American International Group, Inc. (“AIG”), the ultimate parent of SunAmerica, entered into a revolving credit facility (“FRBNY Credit Facility”) with the Federal Reserve Bank of New York (“NY Fed”). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the “Series C Preferred Stock”) to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the “Trust”). The Series C Preferred Stock was entitled to approximately 77.8% of the voting power of AIG’s outstanding stock.

On January 14, 2011, AIG completed a series of previously announced integrated transactions (the “Recapitalization”) to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock, which was then transferred to the U.S. Department of the Treasury, and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, and, (ii) AIG’s Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the United States Treasury held a majority of outstanding shares of AIG Common Stock.

Note 4.	Expense Reductions

Through expense offset arrangements resulting from broker commission recapture, a portion of the expenses of the Fund have been reduced. For the year ended December 31, 2010, the amount of expense reductions received to offset the Fund’s non-affiliated expenses were $11,798.

Note 5.	Purchases and Sales of Investment Securities

The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended December 31, 2010, were as follows:

Purchases (excluding U.S. government securities)	$203,554,304
Sales and maturities (excluding U.S. government securities)	291,514,418
Purchases of U.S. government securities	—
Sales and maturities of U.S. government securities	—

Note 6.	Federal Income Taxes

The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings may differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences such as Post-October losses.

SunAmerica Focused Alpha Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — December 31, 2010 — (continued)

For the year ended December 31, 2010
Distributable Earnings
	Long-term Gains/	Unrealized	Tax Distributions
Ordinary	Capital and Other	Appreciation	Ordinary	Long-Term	Return of
Income	Losses	(Depreciation)	Income*	Capital Gains	Capital

$—	$(46,486,328)	$96,108,750	$3,765,719	$—	$—

*	The total distributions for the calendar year exceeded investment company taxable income and net capital gains and resulted in an excess distributed amount to be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits (see Note 2).

Capital Loss Carryforwards. At December 31, 2010, capital loss carryforwards available to offset future recognized gains are $46,486,328 expiring in 2017.

The Fund utilized $33,359,659 of capital loss carryforwards, which offset net taxable gains realized in the year ended December 31, 2010.

The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities were as follows:

Cost (tax basis)	$182,624,811

Appreciation	96,315,644
Depreciation	(206,894)

Net unrealized appreciation (depreciation)	$96,108,750

For the period ended December 31, 2010, reclassifications were made to increase accumulated net investment income by $3,572,544 and to reduce accumulated net realized gain/(loss) by $(26,382,332) with an offsetting adjustment to additional paid-in capital of $22,809,788. The reclassifications arising from book/tax differences were primarily due to redemption in-kind and distributions in excess of investment company taxable income and net capital gains.

Note 7.	Transactions with Affiliates

For the year ended December 31, 2010, the Fund incurred no brokerage commissions with an affiliated broker.

Note 8.	Capital Share Transactions

The authorized capital stock of the Fund is 200,000,000 shares of common stock, $0.001 par value.

On September 13, 2010, the Fund announced its intention to conduct an in-kind tender offer to acquire up to 30% of the Fund’s outstanding shares at a price equal to 98.5% of the Fund’s net asset value (NAV) per share in exchange for a pro rata distribution of the Fund’s portfolio securities (subject to certain exceptions, including paying cash in lieu of fractional shares and paying cash in lieu of delivering any “odd lot” of portfolio securities (i.e., fewer than 100 shares) to a participating shareholder). The in-kind tender offer commenced on October 7, 2010 and expired at 5:00 p.m. Eastern time on November 18, 2010.

In accordance with the terms of the in-kind tender offer, the Fund accepted 6,106,571 properly tendered shares, representing 30% of the Fund’s outstanding shares of common stock, at a price per share of $17.96, which is equal to 98.5% of the Fund’s net asset value per share as of the close of regular trading on the New York Stock Exchange on November 19, 2010. The total value of the assets of the Fund distributed in payment for such properly tendered shares accepted was $109,674,015. Because the number of shares tendered exceeded 30% of the Fund’s outstanding shares of common stock, the Fund purchased tendered shares on a pro rata basis. Accordingly, on a pro rata basis, approximately 44.2% of the shares properly tendered by each participating shareholder were accepted for payment. As a result of the in-kind tender offer, the Fund recorded net realized gains of $26,382,332 for financial statement purposes.

As of December 31, 2010 there were 14,248,665 shares issued and outstanding.

SunAmerica Focused Alpha Growth Fund, Inc.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of SunAmerica Focused Alpha Growth Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SunAmerica Focused Alpha Growth Fund, Inc. (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas
February 25, 2011

SunAmerica Focused Alpha Growth Fund, Inc.
APPROVAL OF ADVISORY AGREEMENT — December 31, 2010 — (unaudited)

Approval of the Investment Advisory and Management Agreement and Subadvisory Agreements

The Board of Directors (the “Board,” the members of which are referred to as “Directors”) of the Fund, including the Directors who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Fund, SunAmerica, BAMCO or Marsico (the “Disinterested Directors”), approved the continuation of the Investment Advisory and Management Agreement between the Fund and SunAmerica (the “Advisory Agreement”) for a one-year period ending August 31, 2011 at an in-person meeting held on August 24, 2010 (the “Meeting”). At the Meeting, the Board also approved the continuation of the Subadvisory Agreements between the Fund, SunAmerica and BAMCO and between the Fund, SunAmerica and Marsico for a one-year period ending August 31, 2011 (BAMCO and Marsico are referred to herein individually as a “Subadviser” and collectively as the “Subadvisers”).

In accordance with Section 15(c) of the 1940 Act, the Board requested and SunAmerica and BAMCO and Marsico, where applicable, provided materials relating to the Board’s consideration of whether to approve the continuation of the Advisory Agreement and Subadvisory Agreements. These materials included (a) a summary of the services provided to the Fund by SunAmerica and its affiliates, and by the Subadvisers; (b) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Fund, and the investment performance of the Fund as compared with a peer group of funds; (c) information on the profitability of SunAmerica, and its affiliates, and a discussion relating to indirect benefits; (d) a report on economies of scale; (e) information on SunAmerica’s and the Subadvisers’ risk management process; (f) a discussion on general compliance policies and procedures; (g) a summary of brokerage and soft dollar practices; and (h) a discussion of the key personnel of SunAmerica, and its affiliates and the Subadvisers, that are involved in the investment management, administration, compliance and risk management activities with respect to the Fund, as well as current and projected staffing levels and compensation practices.

Nature, Extent and Quality of Services Provided by SunAmerica and the Subadvisers.  The Board, including the Disinterested Directors, considered the nature, extent and quality of services to be provided by SunAmerica and the Subadvisers. The Board noted that the services include acting as investment manager and adviser to the Fund, managing the affairs of the Fund, and obtaining and evaluating economic, statistical and financial information to formulate and implement the Fund’s investment policies, or for providing oversight with respect to the daily management of the portion of the Fund’s portfolio managed by the Subadvisers. Additionally, the Board observed that SunAmerica would provide office space, bookkeeping, accounting, clerical, secretarial and certain administrative services (exclusive of, and in addition to, any such service provide by any other party retained by the Fund) and has authorized any of its officers and employees, if elected, to serve as officers or trustees of the Fund without compensation. Finally, the Board noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including the Subadvisers. In addition to the quality of the advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund pursuant to the Advisory Agreement. The Board further observed that SunAmerica performs or supervises the performance by others of other administrative services in connection with the operation of the Fund pursuant to the Administrative Services Agreement between SunAmerica and the Fund (the “Administrative Services Agreement”).

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica’s fund administration, accounting, legal and compliance departments and concluded that they were adequate to meet the needs of the Fund. The Board also reviewed the personnel responsible for providing advisory services to the Fund and other key personnel of SunAmerica and in addition to current and projected staffing levels and compensation practices concluded, based on their experience and interaction with SunAmerica, that: (i) SunAmerica is able to retain quality portfolio managers, analysts and other personnel; (ii) SunAmerica exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) SunAmerica had been responsive to requests of the Board; and (iv) SunAmerica had kept the Board apprised of developments relating to the Fund and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

The Board also considered SunAmerica’s reputation and relationship with the Fund and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica’s experience in providing management and investment advisory and administrative services to advisory clients and noted that as of June 30, 2010, SunAmerica managed, advised and/or administered

SunAmerica Focused Alpha Growth Fund, Inc.
APPROVAL OF ADVISORY AGREEMENT — December 31, 2010 — (unaudited) — (continued)

approximately $37.5 billion in assets. The Board also considered SunAmerica’s code of ethics and its risk management process, and that it has developed internal procedures, adopted by the Board, for monitoring compliance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s prospectus. Additionally, the Board considered SunAmerica’s compliance and regulatory history.

The Board also considered the nature, quality and extent of services to be provided by the Subadvisers. The Board observed that each Subadviser is responsible for providing investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the portion of the Fund’s assets it is allocated to manage. The Board reviewed each Subadviser’s history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the personnel that are responsible for providing subadvisory services to the Fund in addition to current and projected staffing levels and compensation practices. The Board concluded, based on its experience with each Subadviser, that: (i) each Subadviser is able to retain high quality portfolio managers and other investment personnel; (ii) each Subadviser exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Subadvisory Agreement; and (iii) each Subadviser had been responsive to requests of the Board and of SunAmerica. The Board considered that each Subadviser has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s prospectus. The Board also considered each Subadviser’s code of ethics, compliance and regulatory history. The Board noted that the Subadvisers have not experienced any material regulatory or compliance problems nor have they been involved in any material litigation or administrative proceedings that would potentially impact them from effectively serving as subadviser to the Fund. The Board concluded that the nature and extent of services to be provided by the Subadvisers under the Subadvisory Agreements were reasonable and appropriate in relation to the subadvisory fee and that the quality of services continues to be high.

Investment Performance.  The Board, including the Disinterested Directors, also considered the investment performance of SunAmerica and the Subadvisers with respect to the Fund. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to the Fund peer universe (“Peer Universe”) as independently determined by Lipper and to an appropriate index or combination of indices. The Board was provided with a description of the methodology used by Lipper to select the funds in the Peer Universe. The Board also noted that it regularly reviews the performance of the Fund throughout the year. The Board noted that, while it monitors performance of the Fund closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

In preparation for the Meeting, the Board was provided with reports independently prepared by Lipper. Based on the Lipper reports, the Board reviewed the Fund’s annualized total returns for the prior one-, two-, three- and four-year periods ended May 31, 2010 and since the Fund’s inception. The Board noted that it was also provided with a supplemental Lipper performance report for the periods ended June 30, 2010. In addition, the Board received a report prepared by SunAmerica that detailed the Fund’s performance for the three- and six-month periods ended June 30, 2010.

The Board considered that the Fund was the second highest-ranked fund in its Peer Universe for the one- and two-year periods ended May 31, 2010 and was the highest ranked fund for the three- and four-year and since inception periods.(1) The Board further noted that the Fund’s Peer Universe was relatively small and the Fund’s performance rank in its peer group was not included in the Lipper report because of the limited number of comparable funds. Nonetheless, the Board noted that it was pleased with the Fund’s performance.

Consideration of the Management Fee and Subadvisory Fee and the Cost of the Services and Profits to be Realized by SunAmerica, the Subadvisers and their Affiliates from the Relationship with the Fund.  The Board, including the Disinterested Directors, received and reviewed information regarding the fees to be paid by the Fund to SunAmerica pursuant to the Advisory Agreement and the fees paid by SunAmerica to the Subadvisers pursuant to the Subadvisory Agreements. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, the Subadvisers or their affiliates in connection with providing such services to the Fund.

(1)  There were not a sufficient number of funds in the Peer Universe to rank performance of the Fund within quintiles; therefore, performance of the Fund was ranked relative to the number of funds within the Peer Universe.

SunAmerica Focused Alpha Growth Fund, Inc.
APPROVAL OF ADVISORY AGREEMENT — December 31, 2010 — (unaudited) — (continued)

To assist in analyzing the reasonableness of the management fee for the Fund, the Board received reports independently prepared by Lipper. The reports showed comparative fee information for the Fund’s Peer Group and/or Peer Universe as determined by Lipper, including rankings within each category. In considering the reasonableness of the management fee to be paid by the Fund to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. The Board compared the Fund’s net expense ratio to those of other funds within its Peer Group and Peer Universe as a guide to help assess the reasonableness of the management fee for the Fund. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Group and Peer Universe since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds. The Board did not consider services and fees paid under investment advisory contracts that SunAmerica has with other registered investment companies or other types of clients with similar investment strategies to the Fund since SunAmerica informed the Board that there were no such funds or accounts.

The Board also received and reviewed information regarding the fees paid by SunAmerica to each Subadviser pursuant to the Subadvisory Agreements. To assist in analyzing the reasonableness of the subadvisory fees, the Board received a report prepared independently by Lipper. The report showed comparative fee information of the Fund’s Peer Group that the Directors used as a guide to help assess the reasonableness of the subadvisory fees. The Directors noted that Peer Group information as a whole was useful in assessing whether each Subadviser was providing services at a cost that was competitive with other similar funds. The Directors also considered that the subadvisory fees are paid by SunAmerica out of its management fee and not by the Fund, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fee paid out by SunAmerica and the amount of the management fees which it retained. The Board also considered fees received by the Subadvisers with respect to other funds and accounts with similar investment strategies to the Fund for which they serve as adviser or subadviser, as applicable. However, it was noted that any such similar funds or accounts were open-end mutual funds with more broadly diversified portfolios.

The Board also considered SunAmerica’s profitability and the benefits SunAmerica and its affiliates received from their relationship with the Fund. The Board received and reviewed financial statements relating to SunAmerica’s financial condition and profitability with respect to the services it provided the Fund and considered how profit margins could affect SunAmerica’s ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Fund on a Fund by Fund basis.

The Board considered the profitability of SunAmerica under the Advisory Agreement, and considered the profitability of SunAmerica under the Administrative Services Agreements. The Board further considered whether SunAmerica, the Subadvisers and their affiliates received any indirect benefits or whether there were any collateral or “fall-out” benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Fund. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board also reviewed financial statements from the Subadvisers and considered whether each Subadviser had the financial resources necessary to attract and retain high quality investment management personnel and to continue to provide the high quality of services that it had provided to the Fund to date.

The Board concluded that SunAmerica and the Subadvisers had the financial resources necessary to perform their obligations under the Advisory Agreement and Subadvisory Agreements and to continue to provide the Fund with the high quality services that they had provided in the past. The Board also concluded that the management fees and subadvisory fees were reasonable in light of the factors discussed above.

Economies of Scale.  The Board, including the Disinterested Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that as a result of being part of the SunAmerica fund complex, the Fund shares common resources and may share certain expenses, and if the size of the complex increases, the Fund could incur lower expenses than it otherwise would

SunAmerica Focused Alpha Growth Fund, Inc.
APPROVAL OF ADVISORY AGREEMENT — December 31, 2010 — (unaudited) — (continued)

achieve as a stand-alone entity. The Board also considered the anticipated efficiencies in the processes of SunAmerica as it adds labor and capital to expand the scale of operations. The Board also noted that since the Fund was a closed-end fund, any asset growth would generally be by virtue of an increase in net asset value and not new subscriptions. The Board concluded that the Fund’s management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreement, including whether the implementation of breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

The Board did not review specific information regarding whether there have been economies of scale with respect to the Subadvisers’ management of the Fund because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreement.

Other Factors.  In consideration of the Advisory Agreement and Subadvisory Agreements, the Board also received information regarding SunAmerica’s and the Subadvisers’ brokerage and soft dollar practices. The Board considered that the Subadvisers are responsible for decisions to buy and sell securities for the portfolios they manage, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from SunAmerica and from an independent third party that included information on brokerage commissions and execution throughout the year and that commissions paid had generally been reasonable and the quality of brokerage execution had generally been high. The Board also considered the benefits SunAmerica and the Subadvisers derive from their soft dollar arrangements, including arrangement under which brokers provide brokerage and/or research services to SunAmerica and/or the Subadvisers in return for allocating brokerage.

Conclusion.  After a full and complete discussion, the Board approved the Advisory Agreement and the Subadvisory Agreements, each for a one-year period ending August 31, 2011. Based upon their evaluation of all these factors in their totality, the Board, including the Disinterested Directors, was satisfied that the terms of the Advisory Agreement and Subadvisory Agreements were fair and reasonable and in the best interests of the Fund and the Fund’s shareholders. In arriving at a decision to approve the Advisory Agreement and Subadvisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Disinterested Directors were also assisted by the advice of independent counsel in making this determination.

SunAmerica Focused Alpha Growth Fund, Inc.
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN — December 31, 2010 — (unaudited)

The Fund has adopted a Dividend Reinvestment and Cash Purchase Plan (the “Plan”), through which all net investment income dividends and capital gains distributions are paid to Common Stock Shareholders in the form of additional shares of the Fund’s Common Stock (plus cash in lieu of any fractional shares which otherwise would have been issuable), unless a Common Stock Shareholder elects to receive cash as provided below. In this way, a Common Stock Shareholder can maintain an undiluted investment in the Fund and still allow the Fund to pay out the required distributable income.

No action is required on the part of a registered Common Stock Shareholder to receive a distribution in shares of Common Stock of the Fund. A registered Common Stock Shareholder may elect to receive an entire distribution in cash by notifying Computershare Trust Company, N.A. (“Computershare”), the Plan Agent and the Fund’s transfer agent and registrar, in writing at P.O. Box 43078 Providence, RI 02940-3078, by telephone at 1-800-426-5523 or through the Internet at www.computershare.com/investor so that such notice is received by Computershare before the record date for distributions to Common Stock Shareholders. Computershare will set up an account for shares acquired through the Plan for each Common Stock Shareholder who has not elected to receive distributions in cash (“Participant”) and hold such shares in non-certificated form.

Those Common Stock Shareholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary.

Computershare will set up an account for shares acquired pursuant to the Plan for Participants who have not so elected to receive dividends and distributions in cash. The shares of Common Stock will be acquired by the Plan Agent for the Participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund (“Additional Common Stock”) or (ii) by purchase of outstanding shares of Common Stock on the open market on the NYSE or elsewhere. If on the payment date for a dividend or distribution, the net asset value per share of Common Stock is equal to or less than the market price per share of Common Stock plus estimated per share fees (which include any brokerage commissions Computershare is required to pay), Computershare shall receive Additional Common Stock, including fractions, from the Fund for each Participant’s account. The number of shares of Additional Common Stock to be credited shall be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per share of Common Stock on the payment date, or (ii) 95% of the market price per share of the Common Stock on the payment date. If the net asset value per share of Common Stock exceeds the market price plus estimated per share fees on the payment date for a dividend or distribution, Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such dividend or distribution on each Participant’s shares of Common Stock to purchase shares of Common Stock on the open market. Such purchases will be made on or shortly after the payment date for such dividend or distribution but in no event will purchases be made on or after the ex-dividend date for the next dividend or distribution. The weighted average price (including per share fees) of all shares of Common Stock purchased by Computershare shall be the price per share of Common Stock allocable to each Participant. If, before Computershare has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares of Common Stock as of the payment date, the purchase price paid by Computershare may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if such dividend or distribution had been paid in shares of Common Stock issued by the Fund. Participants should note that they will not be able to instruct Computershare to purchase shares of Common Stock at a specific time or at a specific price.

There is no charge to Common Stock Shareholders for receiving their distributions in the form of additional shares of the Fund’s Common Stock. Computershare’s fees for handling distributions in stock are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable in stock. For shares purchased in the open market Participants will be charged a per share fee of $0.03. If a Participant elects by written, telephone or Internet notice to Computershare to have Computershare sell part or all of the shares held by Computershare in the Participant’s account and remit the proceeds to the Participant, Computershare is authorized to deduct a $2.50 transaction fee plus a $0.15 per share fee from the proceeds. All per share fees include any brokerage commissions Computershare is required to pay.

Common Stock Shareholders who receive distributions in the form of stock are subject to the same Federal, state and local tax consequences as are Common Stock Shareholders who elect to receive their distributions in cash. A Common Stock Shareholder’s basis for determining gain or loss upon the sale of stock received in a distribution from the Fund will be equal to the total dollar amount of the distribution paid to the Common Stock Shareholder in the form of additional shares.

SunAmerica Focused Alpha Growth Fund, Inc.
RESULTS OF ANNUAL SHAREHOLDER MEETING — December 31, 2010 — (unaudited)

The Annual Meeting of the Shareholders of the Fund (the “Meeting”) was held on May 18, 2010. At this meeting Dr. Judith L. Craven and William J. Shea were elected by shareholders to serve as the Class II Directors of the Fund for three-year terms, which expire at the annual meeting of shareholders to be held in 2013 and until their respective successors are duly elected and qualify.

The voting results of the Meeting to elect Dr. Judith L. Craven and William J. Shea to the Board were as follows:

	For	Withheld

Judith L. Craven	14,573,343	4,057,344

William J. Shea	14,599,080	4,031,607

The terms of office of Jeffrey S. Burum and William Devin (Class I, term expiring 2012) and Samuel M. Eisenstat, Stephen J. Gutman and Peter A. Harbeck (Class III, term expiring 2011) continued after the Meeting.

In addition, shareholders of the Fund also considered a non-binding shareholder proposal recommending that the Board promptly initiate a self-tender offer under which the Fund would repurchase 50% of its issued shares at a price equivalent to 98% of net asset value per share. The voting results of this shareholder proposal were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

4,676,091	3,967,094	2,882,989	7,104,513

SunAmerica Focused Alpha Growth Fund, Inc.
TENDER OFFERS — December 31, 2010 — (unaudited)

On September 13, 2010, the Fund announced, as part of its continuing efforts to enhance stockholder value, its intention to conduct one or more tender offers (“Tender Offers”) to acquire a percentage of its issued and outstanding shares in order to address the discount between the Fund’s market price per share and NAV per share. The Tender Offers were recommended to the Fund’s board of directors (“Board”) by the special committee (“Special Committee”) established by the Board in March 2010 to consider possible ways to address the Fund’s discount.

Accordingly, and as further detailed in Note 8 to the financial statements, the Fund conducted an in-kind tender offer that expired on November 18, 2010 pursuant to which the Fund acquired 30% of its outstanding shares at a price equal to 98.5% of the Fund’s NAV per share in exchange for a pro rata distribution of the Fund’s portfolio securities (subject to certain exceptions, including paying cash in lieu of fractional shares and paying cash in lieu of delivering any “odd lot” of portfolio securities (i.e., fewer than 100 shares) to a participating shareholder). In addition, the Fund also intends to conduct, in each of 2011 and 2012, a cash tender offer for a portion of its shares if the Fund’s shares trade at a volume-weighted average discount to NAV of more than 10% over a 12-week measurement period to be established by the Board. If the condition is met during the 12-week measurement period in 2011, the Fund would offer to acquire 10% of its outstanding shares at a price equal to 98% of the Fund’s NAV. If the condition is met during the 12-week measurement period in 2012, the Fund would offer to acquire 5% of its outstanding shares at a price equal to 98% of the Fund’s NAV.

During its meetings and deliberations, the Special Committee considered various options to address trading discounts, and consulted with several closed-end fund experts, before finalizing its recommendation regarding the Tender Offers. In weighing the Special Committee recommendation, the Board considered a variety of factors, including whether the Tender Offers would be consistent with the investment and other policies of the Fund; the potential impact of the Tender Offers on the asset size of the Fund and the Fund’s expense ratio; the opportunity for liquidity offered by the Tender Offers to participating shareholders; other steps the Board has taken or might take to address the Fund’s discount and to create a measure of additional liquidity for Fund shares; and the possibility that the Tender Offers would have the effect of reducing the Fund’s trading discount, both on a near-term basis and over the long term. After careful consideration, the Board determined that the Tender Offers would be in the best interests of the Fund and its shareholders.

SunAmerica Focused Alpha Growth Fund, Inc.
DIRECTORS AND OFFICERS INFORMATION — December 31, 2010 — (unaudited)

The following table contains basic information regarding the Directors and Officers that oversee operations of the Fund and other investment companies within the Fund Complex(2).

				Number of
				Funds
				in Fund
		Term of		Complex
Name,	Position	Office and		Overseen
Address and	Held With	Length of	Principal Occupations	by	Other Directorships Held
Date of Birth*	Fund	Time Served(1)	During Past 5 Years	Director(2)	by Director(3)

Disinterested Directors
Jeffrey S. Burum DOB: February 27, 1963	Director	Current term expires in 2012; Director since 2005	Founder and Chairman of National Community Renaissance (Non-profit Affordable Housing Services) (1993 to present); Founder, Owner and Partner of Colonies Crossroads, Inc. (Real Estate) (2000 to present); Owner and Managing Member of Diversified Pacific Development Group, LLC (Real Estate) (1998 to present).	29	Director, Diversified Pacific Opportunity Fund I, LLC (2008 to present);Director, Vandalia Heritage Foundation (1998 to present).

Dr. Judith L. Craven DOB: October 6, 1945	Director	Current term expires in 2013; Director since 2005	Retired.	78	Director, Belo Corporation (1992 to present); Director, Sysco Corporation (1996 to present); Director, Luby’s Inc. (1998 to present).

William F. Devin DOB: December 30, 1938	Director	Current term expires in 2012; Director since 2005	Retired.	78	Director, Boston Options Exchange (2001 to 2010).

Samuel M. Eisenstat DOB: March 7, 1940	Chairman of the Board	Current term expires in 2011; Director since 2005	Attorney, solo practitioner.	39	Director, North European Oil Royalty Trust (1996 to present).

Stephen J. Gutman DOB: May 10, 1943	Director	Current term expires in 2011; Director since 2005	Vice President and Associate Broker, Corcoran Group (Real Estate) (2002 to present); Managing Member, Beau Brummell — Soho LLC (Licensing of menswear specialty retailing) (1995 to 2009); President, SJG Marketing, Inc. (2009 to present).	39	None

William J. Shea DOB: February 9, 1948	Director	Current term expires in 2013; Director since 2005	Executive Chairman, Lucid, Inc. (Medical Technology and Information) (2007 to present); Managing Director, DLB Capital, LLC (Private Equity) (2006 to 2007).	39	Chairman of The Board, Royal and Sun Alliance U.S.A., Inc. (2004 to 2006) Director, Boston Private Financial Holdings (2004 to present). Chairman, Demoulas Supermarkets (1999 to present).
Interested Director

Peter A. Harbeck(4) DOB: January 23, 1954	Director	Current term expires in 2011; Director since 2005	President, CEO and Director, SunAmerica. (1995 to present); Director, SunAmerica Capital Services, Inc. (“SACS”) (1993 to present) Chairman, Advisor Group, Inc. (2004 to present).	87	None
Officers
John T. Genoy DOB: November 8, 1968	President	2007-present	Chief Financial Officer, SunAmerica (2002 to present); Senior Vice President, SunAmerica (2003 to present); Chief Operating Officer, SunAmerica (2006 to present).	N/A	N/A

SunAmerica Focused Alpha Growth Fund, Inc.
DIRECTORS AND OFFICERS INFORMATION — December 31, 2010 — (unaudited) — (continued)

Number of
Funds
in Fund
		Term of		Complex
Name,	Position	Office and		Overseen
Address and	Held With	Length of	Principal Occupations	by	Other Directorships Held
Date of Birth*	Fund	Time Served(1)	During Past 5 Years	Director(2)	by Director(3)

Donna M. Handel DOB: June 25, 1966	Treasurer	2005-present	Senior Vice President, SunAmerica (2004 to present).	N/A	N/A

Gregory N. Bressler DOB: November 17, 1966	Secretary and Chief Legal Officer	2005-present	Senior Vice President and General Counsel, SunAmerica (2005 to present).	N/A	N/A

James Nichols DOB: April 7, 1966	Vice President	2006-present	Director, President and CEO, SACS (2006 to present); Senior Vice President, SACS (2002 to 2006); Senior Vice President, SunAmerica (2002 to present).	N/A	N/A

Cynthia A. Gibbons Skrehot DOB: December 6, 1967	Chief Compliance Officer	2005-present	Vice President, SunAmerica (2002 to present); Chief Compliance Officer, SunAmerica (2002 to 2006).	N/A	N/A
Nori L. Gabert DOB: August 15, 1953	Vice President and Assistant Secretary	2005-present	Vice President and Deputy General Counsel, SunAmerica (2005 to present).	N/A	N/A
Gregory R. Kingston DOB: January 18, 1966	Vice President and Assistant Treasurer	2005-present	Vice President, SunAmerica (2001 to present).	N/A	N/A

*	The business address for each Director and Officer is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
(1)	Directors serve three-year terms until their successors are duly elected and qualify.
(2)	The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The “Fund Complex” includes the SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (3 funds), SunAmerica Income Funds (5 funds), SunAmerica Focused Series, Inc. (14 portfolios), the Fund (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (35 portfolios), VALIC Company I (33 portfolios), VALIC Company II (15 funds), Seasons Series Trust (21 portfolios) and SunAmerica Specialty Series (3 portfolios).
(3)	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. “public companies”) or other investment companies registered under the 1940 Act, other than those listed under the preceding column.
(4)	Mr. Harbeck is an “interested person” of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and director of SunAmerica.

Additional information concerning the Directors and Officers is contained in the Statement of Additional Information and is available without charge by calling (800) 858-8850.

SunAmerica Focused Alpha Growth Fund, Inc.
SHAREHOLDER TAX INFORMATION — (unaudited)

Certain tax information regarding the SunAmerica Focused Alpha Growth Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended December 31, 2010. The information necessary to complete your income tax returns is included with your Form 1099-DIV mailed to you in the beginning of 2011.

During the year ended December 31, 2010 the Fund paid the following dividends per share:

			Ordinary			Qualifying% for
		Total Amount	Investment	Short-Term	Long-Term	the 70% Dividends
Payable Date	Record Date	Paid per Share	Income	Capital Gains *(1)	Capital Gains	Received Deduction

3/30/2010	3/18/2010	$0.05000	$0.00256	$0.04744	$0.00000	100.00%
6/24/2010	6/15/2010	0.05000	0.00256	0.04744	0.00000	100.00%
9/23/2010	9/16/2010	0.05000	0.00256	0.04744	0.00000	100.00%
12/30/2010	12/20/2010	0.05000	0.00256	0.04744	0.00000	100.00%

		$0.20000	$0.01024	$0.18976	$0.00000

For the year ended December 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the dividends paid during the fiscal year, the maximum amount that may be considered qualified dividend income is $3,765,719.

*	Short-term capital gains are treated as ordinary income for tax purposes.

(1)	The total distributions for the calendar year exceeded investment company taxable income and net capital gains and resulted in an excess distributed amount to be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits (see Note 2).

SunAmerica Focused Alpha Growth Fund, Inc.
ADDITIONAL INFORMATION — (unaudited)

During the period, there were no material changes to the Fund’s investment objective or policies or to the Fund’s articles of incorporation or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s assets.

Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Directors
Samuel M. Eisenstat
Peter A. Harbeck
Dr. Judith L. Craven
William F. Devin
Stephen J. Gutman
Jeffrey S. Burum
William J. Shea

Officers
John T. Genoy, President and
  Chief Executive Officer
Donna M. Handel, Treasurer
James Nichols, Vice President
Cynthia A. Gibbons Skrehot, Chief Compliance
  Officer
Gregory N. Bressler, Chief Legal Officer and
  Secretary
Gregory R. Kingston, Vice President and
  Assistant Treasurer
Nori L. Gabert, Vice President
  and Assistant Secretary
Kathleen Fuentes, Assistant Secretary
John E. McLean, Assistant Secretary
John E. Smith Jr., Assistant Treasurer

Investment Adviser
SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Custodian
State Street Bank and Trust Company
P.O. Box 5607
Boston, MA 02110

Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

VOTING PROXIES ON FUND PORTFOLIO SECURITIES
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to securities held in the Fund’s portfolio, which is available in the Fund’s Form N-CSR, may be obtained without charge upon request, by calling (800) 858-8850. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

DISCLOSURE OF QUARTERLY PORTFOLIO HOLDINGS
The Fund is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov. You can also review and obtain copies of Form N-Q at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

PROXY VOTING RECORD ON FUND PORTFOLIO SECURITIES
Information regarding how the Fund voted proxies related to securities held in the Fund’s portfolio during the most recent twelve month period ended June 30, is available, once filed with the U.S. Securities and Exchange Commission, without charge, upon request, by calling (800) 858-8850 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

This report is submitted solely for the general information of shareholders of the Fund.

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800-858-8850, ext. 6003
www.sunamericafunds.com

FGANN-12/10

SunAmerica
Mutual Funds

SunAmerica open-end funds distributed by: SunAmerica Capital Services Inc. Harborside Financial Center 3200 Plaza 5, Jersey City, NJ 07311 800-858-8850, ext. 6003 FGANN-12/10

Item 2.	Code of Ethics.

The SunAmerica Focused Alpha Growth Fund, Inc. (the “registrant”) has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2010, there were no reportable amendments, waivers or implicit waivers to a provision of the Code of Ethics that applies to the registrant’s Principal Executive and Principal Accounting Officers.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that William J. Shea, the Chairman of the registrant’s Audit Committee, qualifies as an audit committee financial expert, as defined in Item 3(b) of Form N-CSR. Mr. Shea is considered to be “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)—(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2009	2010
(a) Audit Fees	$27,184	$27,184
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$13,900	$13,900
(d) All Other Fees	$0	$0
Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant’s principal accountant were as follows:

	2009	2010
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$0

(e)

(1) The registrant’s Audit Committee (“Committee”) pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliates”) that provide ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant’s audit committee charter.

(2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provide ongoing services to the registrant for 2010 and 2009 were $13,900 and $116,825, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The registrant has a separately designated Audit Committee consisting of the following members:

Jeffrey Burum
Judith Craven
William Devin
Samuel Eisenstat
Stephen Gutman
William Shea

Item 6.	Investments.

Included in Item 1 to the Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
PROXY VOTING POLICIES AND PROCEDURES
     Proxy Voting Responsibility. The Fund has adopted policies and procedures for the voting of proxies relating to Fund securities (the “Policies”). The Policies were drafted according to recommendations by the investment adviser and an independent proxy voting agent. The Policies enable the Fund to vote proxies in a manner consistent with the best interests of the Fund and the Fund’s shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of all Fund proxies in accordance with the Policies. The Proxy Voting Committee will consist of a member of the Investment Management Department, at least one member of the Legal and Compliance Departments, and at least one person with respect to the investment adviser who oversees subadvisers (with respect to Funds, the investment discretion over which is delegated to a subadviser) or their designees.
     The Proxy Voting Committee has engaged the services of an independent voting agent to assist in issue analyses, vote recommendations for proxy proposals, and to assist the Fund with certain responsibilities including recordkeeping of proxy votes.
     The Fund is generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular social agenda. The Fund generally will abstain on “social issue proposals” as described herein.
     In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board had determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Fund. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.
     Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”), which identify certain vote items to be determined on a case-by-case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on guidance or a recommendation from the independent proxy voting agent or other sources. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, the Fund’s shareholders.

     Examples of the Fund’s Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Fund’s voting positions on specific matters:
•	Vote on a case-by-case basis on most mutual fund matter shareholder proposals to terminate the investment adviser;

•	Vote on a case-by-case basis regarding merger and acquisition matters;

•	Not vote proxies for index funds/portfolios and passively managed funds/portfolios;[1]

•	Not vote proxies for securities that are out on loan;[2]

•	Vote on a case-by-case basis on equity compensation plan
     Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the policies or recommendations of the independent proxy voting agent.
     However, if a situation arises where a vote presents a conflict between the interests of the Fund’s shareholders and the interest of the investment adviser, the Fund’s principal underwriter, or one of the investment adviser’s or the underwriter’s affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with one Director who is not an “interested person,” as that term is defined in the 1940 Act, time permitting, before casting the vote to ensure that the Fund votes in the best interest of its shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.
     Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as, for ensuring the maintenance of records for each proxy vote cast on behalf of the Funds. The independent proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Fund. The proxy voting record for the twelve-month period ended June 30, 2010 is available on the SEC’s website at http://www.sec.gov.
     Board Reporting. The Funds’ Chief Compliance Officer will provide a summary report at each quarterly meeting of the Boards which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

[1]	The Board has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Funds retain a particular security. That is, the Funds will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the Funds will make a determination to retain or sell a security based on whether the index retains or deletes the security.

[2]	The Boards of the investment adviser’s funds that have approved the lending of portfolio securities have determined that the costs of voting proxies with respect to securities that are out on loan generally outweigh any benefit that may be achieved by the voting of such proxies. The costs of voting such proxies include the opportunity cost of lost securities lending income when securities are recalled from a loan. However, under certain circumstances, including where the investment adviser and/or subadviser to a Fund determines that a proxy vote is materially important to the Fund’s interest and where it is feasible to recall the security on a timely basis, the investment adviser will use its reasonable efforts to recall the security.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
     BAMCO, Inc. (“BAMCO”) and Marsico Capital Management, LLC (“Marsico”) are the subadvisers to the registrant. Thomas F. Marsico is the Portfolio Manager for Marsico and is primarily responsible for the day-to-day management of the large-cap portion of the registrant’s assets. Ronald Baron is the Portfolio Manager for BAMCO and is primarily responsible for the day-to-day management of the small-cap and mid-cap portion of the registrant’s assets.
     Mr. Marsico is the Chief Investment Officer of Marsico. Mr. Marsico has over 30 years of experience in the investment management field as a securities analyst and a portfolio manager.
     Mr. Baron is the Founder, Chairman, Chief Executive Officer and Chief Investment Officer of Baron Capital Group, Inc. (the “Firm”) and its subsidiaries. BAMCO, established in 1987, is one of its subsidiaries. Mr. Baron has managed money for others on a discretionary basis since 1975. In 1982, he established Baron Capital, Inc. and was the founding Portfolio Manager of several Baron Mutual Funds. Currently, he is the Portfolio Manager of Baron Growth, Baron Partners and Baron Focused Growth Funds. Mr. Baron graduated from Bucknell University with a B.A. in chemistry.
OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
     The following table indicates the number of other accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories as of December 31, 2010: Registered Investment Company (“RIC”), Other Pooled Investment (“OPI”), and Other Accounts (“OA”). For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

		Number of Other Accounts Managed					Number of Accounts and Total Assets for
		and Total Assets by Account					Which Advisory Fee is Performance Based
Name of Investment	Name of Portfolio	($ in millions)					($ in millions)
Adviser	Manager	RIC	OPI		OA		RIC	OPI		OA
Marsico	Thomas F. Marsico	28	15		118	*	—	—		—
		$17,196	$2,266		$12,957		—	—		—

BAMCO	Ronald Baron	7	2		41		—	1	**	—
		$9,174	$36	**	$747		—	$60		—

*	One of these accounts is a wrap fee platform which includes approximately 5,967 underlying clients for total assets of approximately $2,348,195,827, and two of these accounts are model portfolios with total assets of approximately $1,868,386,005.

**	One account is a fund of funds.

POTENTIAL CONFLICTS OF INTEREST
     As shown in the tables above, the portfolio managers are responsible for managing other accounts for other clients, (“Other Client Accounts”) in addition to the Fund. In certain instances, conflicts may arise in their management of the Fund and such Other Client Accounts. The portfolio managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. Notwithstanding, transactions, holdings and performance, among others, may vary among the Fund and such Other Client Accounts.
•	Trade Allocations. Conflicts may arise between the Fund and Other Client Accounts in the allocation of trades among the Fund and the Other Client Accounts, as the case may be. For example, a subadviser and/or Portfolio Managers may determine that there is a security that is suitable for the Fund as well as for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the subadviser and/or Portfolio Managers may take “short” positions in Other Client Accounts with respect to securities held “long” within the Fund, or vice-versa, which may adversely affect the value of securities held by the Fund. Such ownership or different interests may cause a conflict of interest. The Funds and the subadvisers have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Funds and the subadviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Fund and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•	Allocation of Portfolio Managers’ Time. The Portfolio Managers’ management of the Fund and Other Client Accounts may result in the Portfolio Managers devoting a disproportionate amount of time and attention to the management of the Fund and Other Client Accounts if the Fund and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, such competing interests for the time and attention of the Portfolio Managers are managed. Although the subadvisers do not track the time the Portfolio Managers spends on the Fund or a single Other Client Account, the subadvisers do periodically assess whether the Portfolio Managers have adequate time and resources to effectively manage all of such Portfolio Managers’ accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Managers may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.

•	Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, each sub-adviser’s Code of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Codes of Ethics will eliminate such conflicts.
     In addition to the potential conflicts noted above, the following information applies to the Portfolio Managers of the Subadviser(s) as follows:
MARSICO
As indicated above, a portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers of Marsico make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Marsico does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Marsico seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Marsico may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different client-specific objectives or restrictions or for other reasons such as different cash flows. Accordingly, the performance of each account managed by a portfolio manager will vary.
Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. With respect to initial public offerings and other syndicated or limited offerings, it is Marsico’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged. To deal with these situations, Marsico has adopted policies and procedures for allocating transactions across multiple accounts. Marsico’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.
Marsico has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because Marsico advises multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of Marsico, including Marsico’s Code of Ethics.
BAMCO
     Conflicts of interest could arise in connection with managing the Fund along with other Baron Funds and the accounts of other clients of BAMCO and of clients of BAMCO’s affiliated investment adviser, Baron Capital Management, Inc. (“BCM”). Because of market conditions, client investment restrictions, adviser imposed investment guidelines and the consideration of factors such as cash availability and diversification considerations, not all investment opportunities will be available to the Fund and all clients at all times. BAMCO has joint trading policies and procedures designed to ensure that no fund or client is systematically given preferential treatment over time. The Fund’s Chief Compliance Officer monitors allocations for consistency with this policy and reports to the Board annually. Because an investment opportunity may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among many or all of the funds and accounts of clients managed by BAMCO and its affiliate.
     To the extent that the Fund’s portfolio manager has responsibilities for managing other client accounts, the portfolio manager may have conflicts of interest with respect to his time and attention among relevant accounts. In addition, differences in the investment restrictions or strategies among a fund and other accounts may cause the portfolio manager to take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by the portfolio manager may provide more revenue to BAMCO. While this may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, BAMCO takes all necessary steps to ensure that the portfolio manager endeavors to exercise his discretion in a manner that is equitable to the Funds and other accounts.
     A conflict could also arise when the portfolio manager has an investment in one fund as opposed to another, or has a larger investment in one fund than in others he manages. BAMCO or its affiliate may also receive a performance-based fee with respect to certain accounts.
     BAMCO believes that it has policies and procedures in place that address the Fund’s potential conflicts of interest. Such policies and procedures address, among other things, trading practices (e.g., brokerage commissions, cross trading, aggregation and allocation of transactions, sequential transactions and allocations of orders for execution to brokers), disclosure of confidential information and employee trading.
PORTFOLIO MANAGER COMPENSATION
MARSICO
The compensation package for portfolio managers of Marsico is structured as a combination of base salary (reevaluated at least annually), and periodic cash bonuses. Base salaries may be adjusted upward or downward depending on Marsico’s profitability. Bonuses are typically based on two other primary factors: (1) Marsico’s overall profitability for the period, and (2) individual achievement and contribution. Exceptional individual efforts are typically rewarded through salary readjustments and through larger bonuses. No other special employee incentive arrangements are currently in place or being planned.
Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. In addition to salary and bonus, Marsico’s portfolio managers may participate in other benefits such as health insurance and retirement plans on the same basis as other Marsico employees. Marsico’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company. Equity interests are subject to the financial risks of Marsico’s business generally.
As a general matter, Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500 Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolios risks, Marsico evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico’s investment management team, contributions to Marsico’s overall performance, discrete securities analysis, idea generation, the ability and willingness to support and train other analysts, and other considerations.
BAMCO
Mr. Baron has an employment agreement that includes a fixed base salary, a fixed bonus and a performance bonus based on a percentage of the management fees earned on the funds he manages. The terms of his contract are based on Mr. Baron’s role as the Firm’s Founder, Chief Executive Officer and Chief Investment Officer, and his position as portfolio manager for the majority of the Firm’s assets under management. Consideration is given to Mr. Baron’s reputation, the long-term performance records of the funds under his management and the profitability of the Firm.

PORTFOLIO MANAGER OWNERSHIP OF FUND SHARES
     The following table shows the dollar range of shares beneficially owned by each Portfolio Manager as of December 31, 2010.

DOLLAR RANGE OF EQUITY
NAME OF	SECURITIES IN
PORTFOLIO MANAGER	REGISTRANT
Thomas F. Marsico	None

Ronald Baron	$100,001 — $500,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
REGISTRANT PURCHASES OF EQUITY SECURITIES

(d)
Maximum Number
			(c)	(or Approximate
			Total Number of	Dollar Value) of
			Shares (or Units)	Shares (or Units)
	(a)		Purchased as Part	that May Yet Be
	Total Number of	(b)	of Publicly	Purchased Under
	Shares (or Units)	Average Price Paid	Announced Plans	the Plans or
Period	Purchased	per Share (or Unit)	or Programs	Programs
July 1, 2010—July 31, 2010	N/A	N/A	N/A	N/A
August 1—August 31, 2010	N/A	N/A	N/A	N/A
September 1—September 30, 2010	N/A	N/A	N/A	N/A
October 1, 2010—October 31, 2010	N/A	N/A	N/A	N/A
November 1, 2010—November 30, 2010*	6,106,571	$17.96	6,106,571	None
December 1—December 31, 2010	N/A	N/A	N/A	N/A

*	The registrant conducted an in-kind tender offer to acquire up to 30% of the registrant’s outstanding shares at a price equal to 98.5% of the registrant’s net asset value per share in exchange for a pro rata distribution of the registrant’s portfolio securities (subject to certain exceptions, including paying cash in lieu of fractional shares and paying cash in lieu of delivering any “odd lot” of portfolio securities (i.e., fewer than 100 shares) to a participating shareholder). The in-kind tender offer expired at 5:00 p.m. Eastern time on November 18, 2010. In accordance with the terms of the in-kind tender offer, the registrant accepted 6,106,571 properly tendered shares, representing 30% of the registrant’s outstanding shares, at a price per share of $17.96 per share, which is equal to 98.5% of the registrant’s net asset value per share as of the close of regular trading on the New York Stock Exchange on November 19, 2010. The total value of the assets of the registrant distributed in payment for such properly tendered shares was $109,674,015.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item 10.

Item 11.	Controls and Procedures.

(a)	An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(3) Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

(c)	A copy of the registrant’s notices to shareholders pursuant to Section 19 of the Investment Company Act of 1940 and Rule 19a-1 thereunder that accompanied distributions paid on September 23, 2010 and December 30, 2010 are attached hereto, as required by the terms of the registrant’s exemptive order granted on February 3, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
SunAmerica Focused Alpha Growth Fund, Inc.

By:	/s/ John T. Genoy
John T. Genoy
President
Date: March 9, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President
Date: March 9, 2011

By:	/s/ Donna M. Handel
Donna M. Handel
Treasurer
Date: March 9, 2011